                                                                    Exhibit 10.1



                              EMPLOYMENT AGREEMENT


                                 COINSTAR, INC.


                                      and


                                   DAVID COLE




                           Dated as of October 3, 2001

                              EMPLOYMENT AGREEMENT

     This Employment Agreement (this "Agreement"), dated as of October 3, 2001, between Coinstar, Inc., a Delaware corporation ("Employer"), and David Cole ("Employee");

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Employer and Employee wish to document certain understandings and agreements; and

     WHEREAS, Employer desires to employ Employee upon the terms and conditions set forth herein; and

     WHEREAS, Employee is willing to provide services to Employer upon the terms and conditions set forth herein;

                              A G R E E M E N T S:
                              --------------------

     NOW, THEREFORE, for and in consideration of the foregoing premises and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Employer and Employee hereby agree as follows:

1.   EMPLOYMENT

     Employer will employ Employee and Employee will provide services to Employer as its Chief Executive Officer.

2.   ATTENTION AND EFFORT

     Employee will devote all of his productive time, ability, attention and effort to Employer's business and will skillfully serve its interests during the term of this Agreement.

3.   TERM

     Unless otherwise terminated pursuant to paragraph 6 of this Agreement, Employee's term of employment under this Agreement shall expire on December 31, 2003.

4.   COMPENSATION

     During the term of this Agreement, Employer agrees to pay or cause to be paid to Employee, and Employee agrees to accept in exchange for the services rendered hereunder by him, the following compensation:

________________________________________________________________________________
                                                                               1

     4.1. Base Salary

     Employee's compensation shall consist, in part, of an annual base salary of Two Hundred Seventy Five Thousand Dollars ($275,000) before all customary payroll deductions. Such annual base salary shall be paid in substantially equal installments and at the same intervals as other officers of Employer are paid. Employee's salary shall be reviewed by Employer's Compensation Committee before January 1, 2003 to determine in its discretion an appropriate increase in the base salary.

     4.2. Bonus

     Employee shall be eligible for a cash bonus in 2002 consistent with the existing program for senior managers, provided performance targets applicable to such bonuses are met, and, provided further, any such bonus shall be pro-rated in the event of a termination without Cause.

     4.3. Stock Options

     Employee shall receive a grant of 200,000 non-qualified stock options that will vest over a four (4) year period. The option exercise price per share will reflect the closing price of the Employer's stock on Employee's first day of employment; options shall begin vesting on that date. Employee shall be eligible for additional grants of options annually.

     4.4  Relocation Costs and Expenses

     Employer agrees to pay (and Employee to reimburse if applicable) relocation costs and expenses in accordance with the offer letter dated September 27, 2001.

5.   BENEFITS

     During the term of this Agreement, Employee will be entitled to participate, subject to and in accordance with applicable eligibility requirements, in fringe benefit programs as shall be provided from time to time by, to the extent required, action of Employer's Board of Directors.

6.   TERMINATION

     Employment of Employee pursuant to this Agreement may be terminated as follows, but in any case, the provisions of paragraph 8 hereof shall survive the termination of this Agreement and the termination of Employee's employment hereunder:

     6.1. By Employer

     With or without Cause (as defined below), Employer may terminate the employment of Employee at any time during the term of employment upon giving Notice of Termination (as defined below).

________________________________________________________________________________
                                                                               2

     6.2. By Employee

     Employee may terminate his employment at any time, for any reason, upon giving Notice of Termination.


     6.3. Automatic Termination

     This Agreement and Employee's employment hereunder shall terminate automatically upon the death or total disability of Employee. The term "total
                                                                        -----
disability" as used herein shall mean Employee's inability to perform the duties
----------
set forth in paragraph 1 hereof for a period or periods aggregating 180 calendar days in any 12-month period as a result of physical or mental illness, loss of legal capacity or any other cause beyond Employee's control, unless Employee is granted a leave of absence by the Employer. Employee and Employer hereby acknowledge that Employee's ability to perform the duties specified in paragraph 1 hereof is of the essence of this Agreement. Termination hereunder shall be deemed to be effective (a) at the end of the calendar month in which Employee's death occurs or (b) immediately upon a determination by the Employer of Employee's total disability, as defined herein.

     6.4. Termination in Connection With a Change in Control

     Concurrent with the commencement of Employee's employment hereunder, Employee and the Company shall enter into a Change of Control Agreement, a copy of which is attached hereto as Exhibit A. Notwithstanding Sections 7.1 and 7.2 of this Agreement and in full substitution therefor, if Employee's employment terminates under circumstances described in the Change of Control Agreement, Employee's rights upon termination will be governed by terms of the Change of Control Agreement and his right to termination payments under this Employment Agreement shall cease.

     6.5. Notice

     The term "Notice of Termination" shall mean at least 30 days' written
               ---------------------
notice of termination of Employee's employment, during which period Employee's employment and performance of services will continue; provided, however, that
                                                      --------  -------
Employer may, upon notice to Employee and without reducing Employee's compensation during such period, excuse Employee from any or all of his duties during such period. The effective date of the termination of Employee's employment hereunder shall be the date on which such 30-day period expires.


     6.6 Resignation from Board of Directors

     Upon termination of Employee's employment for any reason, Employee hereby agrees to resign from Employer's or any of Employer's subsidiaries board of directors effective upon the date of such termination.

________________________________________________________________________________
                                                                               3

7.   TERMINATION PAYMENTS

     In the event of termination of the employment of Employee, all compensation and benefits set forth in this Agreement shall terminate except as specifically provided in this paragraph 7:


     7.1. Termination by Employer

     If Employer terminates Employee's employment without Cause during the term of this Agreement, Employee shall be entitled to receive (a) termination payments equal to twelve (12) months' annual base salary, and (b) any unpaid annual base salary which has accrued for services already performed as of the date termination of Employee's employment becomes effective. Such payment shall be provided in equal monthly installments, less applicable deductions and tax withholding, at regular payroll intervals. Employer agrees to continue Employee's health insurance benefits, including current dependent coverage, for twelve (12) months following the date the Employee is terminated without Cause. Thereafter Employee may self-pay health insurance under COBRA if he elects to do so. All other Employer benefits cease on the date of termination without Cause. If Employee is terminated by Employer for Cause, Employee shall not be entitled to receive any of the foregoing benefits, other than those set forth in clause
(b) above. In the event Employee obtains other employment during any salary continuation period hereunder following a termination without Cause, Employer's obligation shall be offset by the amount of salary or pay received from such other employment.

     7.2. Termination by Employee

     In the case of the termination of Employee's employment by Employee, Employee shall not be entitled to any payments hereunder, other than those set forth in clause (b) of subparagraph 7.1 hereof.

     7.3. Expiration of Term

     In the case of a termination of Employee's employment as a result of the expiration of the term of this Agreement, Employee shall not be entitled to receive any payments hereunder, other than those set forth in clause (b) of subparagraph 7.1 and any bonus to which Employee may be entitled under subparagraph 4.2 hereof.

     7.4. Payment Schedule

     All payments under this paragraph 7 shall be made to Employee at the same interval as payments of salary were made to Employee immediately prior to termination.

     7.5. Cause

     Wherever reference is made in this Agreement to termination being with or without Cause, "Cause" is limited to the occurrence of one or more of the
                -----
following events:

________________________________________________________________________________
                                                                               4

     (a) Failure or refusal to carry out the lawful duties of Employee described in Section 1 hereof or any directions of the Board of Directors of Employer, which directions are reasonably consistent with the duties herein set forth to be performed by Employee;


     (b) Violation by Employee of a state or federal criminal law involving the commission of a crime against Employer or a felony;


     (c) Current use by Employee of illegal substances; deception, fraud, misrepresentation or dishonesty by Employee; any act or omission by Employee which substantially impairs Employer's business, good will or reputation; or

     (d) Any other material violation of any provision of this Agreement.

8.   NONCOMPETITION, NONDISCLOSURE AND
     NONDISPARAGEMENT

     (a) The nature of Employee's employment with Employer has given Employee access to trade secrets and confidential information, including information about its technology and customers. Therefore, during the one (1) year following termination of employment for whatever reason, Employee agrees that he will not engage in, be employed by, perform services for, participate in the ownership, management, control or operation of, or otherwise be connected with, either directly or indirectly, any business or activity whose efforts are in competition with (i) the products or services manufactured or marketed by Employer at the time of this Agreement, or (ii) the products or services which have been under research or development by Employer during the term of Employee's employment, and which Employer has demonstrably considered for further development or commercialization. The geographic scope of this restriction shall extend to anywhere Employer is doing business, has done business or intends to do business. Employee acknowledges that the restrictions are reasonable and necessary for protection of the business and goodwill of Employer.

     If, within one year of the date of termination, Employee violates this paragraph 8, Employee shall forfeit any remaining termination payments provided under paragraph 7.

     (b) Employee further agrees that he will not at any time disclose confidential information about Employer relating to its business, technology, practices, products, marketing, sales, services, finances or legal affairs.

     (c) Following termination of Employee for any reason, Employee and Employer shall refrain from making any derogatory comment in the future to the press or any individual or entity regarding the other that relates to their activities or relationship prior to the date of termination, which comment would likely cause material damage or harm to the business interests or reputation of Employee or Employer. Employee acknowledges that the non-disparagement provisions of this
Section 8(c) are essential to Employer, that Employer would not enter into this Agreement if it did not include this Section 8(c), and that damages sustained by Employer as a result of a breach of this Section 8(c) cannot be adequately quantified or remedied by damages alone. Accordingly, Employer shall be entitled to injunctive and other equitable relief to prevent or curtail any breach of this Section 8(c).

________________________________________________________________________________
                                                                               5

9.   REPRESENTATIONS AND WARRANTIES OF EMPLOYEE

     Employee represents and warrants that neither the execution nor the performance of this Agreement by Employee will violate or conflict in any way with any other agreement by which Employee may be bound, or with any other duties imposed upon Employee by corporate or other statutory or common law.



10.  FORM OF NOTICE

     All notices given hereunder shall be given in writing, shall specifically refer to this Agreement and shall be personally delivered or sent by telecopy or other electronic facsimile transmission or by registered or certified mail, return receipt requested, at the address set forth below or at such other address as may hereafter be designated by notice given in compliance with the terms hereof:

     If to Employee:       David Cole
                           ____________
                           ____________

     If to Employer:       Coinstar, Inc.
                           1800 114/th/ Avenue SE
                           Bellevue, WA 98004

     Copy to:              Perkins Coie LLP
                           Attn: Stephanie Daley-Watson
                           1201 Third Ave., 48th Floor
                           Seattle, WA 98101-3099

If notice is mailed, such notice shall be effective upon mailing, or if notice is personally delivered or sent by telecopy or other electronic facsimile transmission, it shall be effective upon receipt.

11.  ASSIGNMENT

     This Agreement is personal to Employee and shall not be assignable by Employee. Employer may assign its rights hereunder to (a) any corporation or other entity resulting from any merger, consolidation or other reorganization to which Employer is a party or (b) any corporation, partnership, association or other person to which Employer may transfer all or substantially all of the assets and business of Employer existing at such time. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.
________________________________________________________________________________
                                                                               6

12.      WAIVERS

         No delay or failure by any party hereto in exercising, protecting or enforcing any of its rights, titles, interests or remedies hereunder, and no course of dealing or performance with respect thereto, shall constitute a waiver thereof. The express waiver by a party hereto of any right, title, interest or remedy in a particular instance or circumstance shall not constitute a waiver thereof in any other instance or circumstance. All rights and remedies shall be cumulative and not exclusive of any other rights or remedies.

13.      ARBITRATION

         Any controversies or claims arising out of or relating to this Agreement shall be fully and finally settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect (the "AAA Rules"), conducted by one arbitrator either mutually agreed
             ---------
upon by Employer and Employee or chosen in accordance with the AAA Rules, except that the parties thereto shall have any right to discovery as would be permitted by the Federal Rules of Civil Procedure for a period of 90 days following the commencement of such arbitration and the arbitrator thereof shall resolve any dispute which arises in connection with such discovery. The prevailing party shall be entitled to costs, expenses and reasonable attorneys' fees, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. This provision shall not preclude Employer from seeking court enforcement or relief based upon an alleged violation of Employee's obligations under any noncompetition or non-disclosure agreement.

14.      AVAILABILITY AND CONSULTATION

         If Employee's employment with Employer terminates for any reason, Employee will thereafter make himself reasonably available to Employer and counsel for Employer for the purpose of enabling Employer to defend against any legal claims in which Employer determines he may have knowledge or information. Employer will reimburse Employee for reasonable out-of-pocket expenses incurred in connection with any consultations under this Section 14.

15.      AMENDMENTS IN WRITING

         No amendment, modification, waiver, termination or discharge of any provision of this Agreement, nor consent to any departure therefrom by either party hereto, shall in any event be effective unless the same shall be in writing, specifically identifying this Agreement and the provision intended to be amended, modified, waived, terminated or discharged and signed by Employer and Employee, and each such amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by Employer and Employee.


--------------------------------------------------------------------------------
                                                                               7

16.      APPLICABLE LAW

         This Agreement shall in all respects, including all matters of construction, validity and performance, be governed by, and construed and enforced in accordance with, the laws of the state of Washington, without regard to any rules governing conflicts of laws.

17.      SEVERABILITY

         If any provision of this Agreement shall be held invalid, illegal or unenforceable in any jurisdiction, for any reason, including, without limitation, the duration of such provision, its geographical scope or the extent of the activities prohibited or required by it, then, to the full extent permitted by law (a) all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intent of the parties hereto as nearly as may be possible, (b) such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision hereof, and (c) any court or arbitrator having jurisdiction thereover shall have the power to reform such provision to the extent necessary for such provision to be enforceable under applicable law.

18.      HEADINGS

         All headings used herein are for convenience only and shall not in any way affect the construction of, or be taken into consideration in interpreting, this Agreement.

19.      COUNTERPARTS

         This Agreement, and any amendment or modification entered into pursuant to paragraph 15 hereof, may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same instrument.

20.      ENTIRE AGREEMENT

         Except for the Proprietary Information and Inventions Agreement executed by Employee as of the date hereof , this Agreement sets forth the entire understanding between Employee and Employer, superseding any prior agreements or understandings, express or implied, pertaining to the terms of Employee's employment with Employer. Employee acknowledges that in executing this Agreement, he does not rely upon any representation or statement by any representative or agent of Employer concerning the subject matter of this Agreement.








--------------------------------------------------------------------------------
                                                                               8

     IN WITNESS WHEREOF, the parties have executed and entered into this Agreement on the date set forth above.




                                              COINSTAR, INC.

/s/  David Cole                                   /s/  M. Carol Lewis
-----------------------------------           By________________________________
DAVID COLE

                                              Its:  Corporate Secretary





--------------------------------------------------------------------------------
                                                                               9

                                    Exhibit A

                           CHANGE OF CONTROL AGREEMENT

     This Change of Control Agreement (this "Agreement"), dated as of October 3, 2001, is between Coinstar, Inc. (the "Employer"), and David Cole (the "Employee"). This Agreement is an exhibit to that certain Employment Agreement dated as of the date hereof between the Employer and the Employee (the "Employment Agreement").

     The Board of Directors of the Employer (the "Board") has determined that it is in the best interests of the Employer and its stockholders to ensure that the Employer will have the continued dedication of the Employee, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined in Appendix A to this Agreement, which is incorporated herein by this reference) of the Employer. The Board believes it is imperative to diminish the inevitable distraction of the Employee arising from the personal uncertainties and risks created by a pending or threatened Change of Control, to encourage the Employee's full attention and dedication to the Employer currently and in the event of any threatened or pending Change of Control, to encourage the Employee's willingness to serve a successor in an equivalent capacity, and to provide the Employee with reasonable compensation and benefits arrangements in the event that a Change of Control results in the Employee's loss of equivalent employment.

     In order to accomplish these objectives, the Board has caused the Employer to enter into this Agreement.

1.   EMPLOYMENT

     1.1   Certain Definitions

           (a) "Effective Date" shall mean the first date during the Change of
                --------------
Control Period (as defined in Section 1.1(b)) on which a Change of Control occurs.

           (b) "Change of Control Period" shall mean the period
                ------------------------
commencing on the date of this Agreement and ending on the second anniversary of the date the Employer gives notice to the Employee that the Change of Control Period shall be terminated.

     1.2   Employment Period

     The Employer hereby agrees to continue the Employee in its employ or in the employ of its affiliated companies, and the Employee hereby agrees to remain in the employ of the Employer or its affiliated companies, in accordance with the terms and provisions of this Agreement, for the period commencing on the Effective Date and ending on the second anniversary of such date (the "Employment Period").

     1.3   Position and Duties

     During the Employment Period, the Employee's position, authority, duties and responsibilities shall be at least reasonably commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the 90-day period immediately preceding the Effective Date.

     1.4   Employment Status

     If prior to the Effective Date the Employee's employment with the Employer or its affiliated companies terminates, then the Employee shall have no further rights under this Agreement.

     1.5   Board of Directors

     The Employee is either currently or at some future time may become a member of the Board. His continuation as such shall be subject to the terms of the Employment Agreement as well as the will of the Employer's stockholders and the Board, as provided in the Employer's by-laws and certificate of incorporation. Removal of the Employee from, or nonelection of the Employee to, the Board by the Employer's stockholders or the Board, as provided in the Employer's by-laws and articles of incorporation or the Employment Agreement, shall in no event be deemed a breach of this Agreement by the Employer.

2.   ATTENTION AND EFFORT

     During the Employment Period, and excluding any periods of vacation and sick leave to which the Employee is entitled, the Employee will devote all of his professional productive time, ability, attention and effort to the business and affairs of the Employer and the discharge of the responsibilities assigned to him hereunder, and will use his best efforts to perform faithfully and efficiently such responsibilities.

3.   COMPENSATION

     During the Employment Period, the Employer agrees to pay or cause to be paid to the Employee, and the Employee agrees to accept in exchange for the services rendered hereunder by him, the following compensation:

     3.1   Salary

     The Employee shall receive an annual base salary (the "Annual Base Salary"), at least equal to the annual salary established by the Board prior to the Effective Date for the fiscal year in which the Effective Date occurs. The Annual Base Salary shall be paid in substantially equal installments and at the same intervals as the salaries of other officers of the Employer are paid.

     3.2 Bonus

     Employee may be entitled to receive, in addition to the Annual Base Salary, an annual bonus in an amount to be determined by the Board of Directors of the Employer in its sole discretion.

     3.3 Benefits

     During the Employment Period, the Employee shall be entitled to participate, subject to and in accordance with applicable eligibility requirements, in such fringe benefit programs as shall be provided to other executive employees of the Employer and its affiliated companies from time to time during the Employment Period by action of the Board (or any person or committee appointed by the Board to determine fringe benefit programs and other emoluments).

     3.4 Expenses

     During the Employment Period, the Employee shall be entitled to receive prompt reimbursement for all reasonable employment expenses incurred by him in accordance with the policies, practices and procedures of the Employer and its affiliated companies in effect for the employees of the Employer and its affiliated companies during the Employment Period or pursuant to an applicable travel policy.

4.   TERMINATION

     Employment of the Employee during the Employment Period may be terminated as follows but, in any case, the nondisclosure and noncompetition provisions set forth in Section 8 of the Employment Agreement shall survive the termination of this Agreement and the termination of the Employee's employment with the
Employer:

     4.1 By the Employer or the Employee

     Upon giving Notice of Termination (as defined below), the Employer may terminate the employment of the Employee with or without Cause (as defined in the Employment Agreement), and the Employee may terminate his employment for Good Reason (as defined below) or for any reason, at any time during the Employment Period.

     4.2 Automatic Termination

     This Agreement and the Employee's employment during the Employment Period shall terminate automatically pursuant to Section 6.3 of the Employment Agreement upon the death of the Employee. The Employee and the Employer hereby acknowledge that the Employee's presence and ability to perform the duties specified in Section 1.3 hereof is of the essence of this Agreement.

     4.3 Notice of Termination

     Any termination by the Employer or by the Employee during the Employment Period shall be communicated by Notice of Termination to the other party given within 30 days in accordance with Section 6.5 of the Employment Agreement. The term "Notice of Termination" shall mean a written notice which (a) indicates the specific termination provision in this Agreement relied upon and (b) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated. The failure by the Employer to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Cause shall not waive any right of the Employer hereunder or preclude the Employer from asserting such fact or circumstance in enforcing the Employer's rights hereunder.

     4.4 Date of Termination

     During the Employment Period, "Date of Termination" means (a) if the Employee's employment is terminated by reason of death, at the end of the calendar month in which the Employee's death occurs, and (b) in all other cases, five days after the date of personal delivery of or mailing of, as applicable, the Notice of Termination. The Employee's employment and performance of services will continue during such five-day period; provided, however, that the Employer
                                           --------  -------
may, upon notice to the Employee and without reducing the Employee's compensation during such period, excuse the Employee from any or all of his duties during such period.

5.   TERMINATION PAYMENTS

     In the event of termination of the Employee's employment during the Employment Period, all compensation and benefits set forth in this Agreement shall terminate except as specifically provided in this Section 5.

     5.1 Termination by the Employer for Other Than Cause or by the Employee for Good Reason

     If the Employer terminates the Employee's employment other than for Cause or the Employee terminates his employment for Good Reason prior to the end of the Employment Period, the Employee shall be entitled to:

         (a) Receive payment of the following accrued obligations (the "Accrued Obligations"):

             (i) the Employee's Annual Base Salary through the Date of Termination to the extent not theretofore paid;

             (ii) the product of (x) the Annual Bonus payable with respect to the fiscal year in which the Date of Termination occurs and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365; and

                   (iii) any compensation previously deferred by the Employee (together with accrued interest or earnings thereon, if any) as such deferred compensation becomes payable under the deferral plan, and any accrued vacation pay, in each case to the extent not theretofore paid; and

              (b) an amount as separation pay equal to the Employee's Annual Base Salary.

         5.2  Termination for Cause or Other Than for Good Reason

         If the Employee's employment shall be terminated by the Employer for Cause as defined in the Employment Agreement or by the Employee for other than Good Reason during the Employment Period, this Agreement shall terminate without further obligation to the Employee other than the obligation to pay to the Employee his Annual Base Salary through the Date of Termination plus the amount of any compensation previously deferred by the Employee (as such deferred compensation becomes payable under the deferral plan), in each case to the extent theretofore unpaid.

         5.3  Termination Because of Death

         If the Employee's employment is terminated by reason of the Employee's death during the Employment Period, this Agreement shall terminate automatically without further obligations to the Employee or his legal representatives under this Agreement, other than for payment of Accrued Obligations (which shall be paid to the Employee's estate or beneficiary, as applicable in the case of the Employee's death).

         5.4  Payment Schedule

         Payments under Section 5.1(a) shall be paid to the Employee in a lump sum in cash within 30 days of the Date of Termination. Payments under Section 5.1(b) shall be paid to Employee at regular scheduled payroll intervals over the twelve (12) month period following the Date of Termination.

         5.5   Good Reason

         For purposes of this Agreement, "Good Reason" means any of the following events or conditions and the failure to cure such event or condition within 20 days after receipt of written notice from Employee:

              (a) The assignment to the Employee of any duties inconsistent in any material respect with the Employee's position, authority, duties or responsibilities as contemplated by Section 1.3 hereof or any other action by the Employer which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated and inadvertent action not taken in bad faith and which is remedied by the Employer promptly after receipt of notice thereof given by the Employee, and further excluding reasonable changes in particular duties and reporting responsibilities which may result from the Employer becoming part of a larger business organization at some future time provided that such changes in the aggregate do not result in a material alteration in the Employee's position, authority, duties or responsibilities;

          (b) Any failure by the Employer to comply with any of the provisions of Section 3 hereof, other than an isolated and inadvertent failure not occurring in bad faith and which is remedied by the Employer promptly after receipt of notice thereof given by the Employee;

          (c) Any failure by the Employer to comply with and satisfy Section 11 of the Employment Agreement, provided that the Employer's successor has received at least ten days' prior written notice from the Employer or the Employee of the requirements of Section 11 thereof;

          (d) Any purported termination of the Employee's employment that is not in accordance with the definition of Cause under the Employment Agreement; or

          (e) A relocation of the Employer's principal executive offices to a location outside of the Seattle metropolitan area, or the Employer's requirement that the Employee be based anywhere other than the Seattle metropolitan area, except for required travel on the Employer's business to an extent substantially consistent with the Employee's position, duties and responsibilities.

6. REPRESENTATIONS, WARRANTIES AND OTHER CONDITIONS

   In order to induce the Employer to enter into this Agreement, the Employee represents and warrants to the Employer as follows:

   6.1    Health

   The Employee is in good health and knows of no physical or mental disability which, with or without any accommodation which may be required by law and which places no undue burden on the Employer, would prevent him from fulfilling his obligations hereunder. The Employee agrees, if the Employer requests, to submit to periodic medical examinations by a physician or physicians designated by, paid for and arranged by the Employer. The Employee agrees that the examination's medical report shall be provided to the Employer.

   6.2    No Violation of Other Agreements

   The Employee represents that neither the execution nor the performance of this Agreement by the Employee will violate or conflict in any way with any other agreement by which the Employee may be bound.

   6.3.   Reaffirmation of Obligations

   The Employee hereby acknowledges and reaffirms the Employee Proprietary Information and Inventions Agreement executed by Employee on the date hereof and Employee's obligations under Section 8 of the Employment Agreement.

     IN WITNESS WHEREOF, the parties have executed and entered into this Agreement on the date set forth above.

                                               EMPLOYEE

                                               /s/ David Cole

                                               _________________________________
                                               David Cole



                                                  COINSTAR, INC.


                                                  By:  /s/ M. Carol Lewis
                                                  Its: Corporate Secretary

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                                  APPENDIX A TO

                           CHANGE OF CONTROL AGREEMENT

     For purposes of this Agreement, a "Change of Control" shall mean:

     (a) A "Board Change" which, for purposes of this Agreement, shall have occurred if a majority (excluding vacant seats) of the seats on the Employer's Board are occupied by individuals who were neither (i) nominated by a majority of the Incumbent Directors nor (ii) appointed by directors so nominated. An "Incumbent Director" is a member of the Board who has been either (i) nominated by a majority of the directors of the Employer then in office or (ii) appointed by directors so nominated, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person (as hereinafter defined) other than the Board; or

     (b) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of (i) 20% or more of either (A) the then outstanding shares of Common Stock of the Employer (the "Outstanding Employer Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Employer entitled to vote generally in the election of directors (the "Outstanding Employer Voting Securities"), in the case of either (A) or (B) of this clause (i), which acquisition is not approved in advance by a majority of the Incumbent Directors, or (ii) 33% or more of either (A) the Outstanding Employer Common Stock or (B) the Outstanding Employer Voting Securities, in the case of either (A) or (B) of this clause (ii), which acquisition is approved in advance by a majority of the Incumbent Directors; provided, however, that the following acquisitions shall
                     --------  -------
not constitute a Change of Control: (w) any acquisition directly from the Employer or in connection with aoffering of the Employer pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission, (x) any acquisition by the Employer, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Employer or any corporation controlled by the Employer or (z) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this Appendix A are satisfied; or

     (c) Consummation of a reorganization, merger or consolidation approved by the stockholders of the Employer, in each case, unless, immediately following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all the individuals and entities who were the beneficial owners, respectively, of the Outstanding Employer Common Stock and the Outstanding Employer Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportion as their ownership immediately prior to such reorganization, merger or consolidation of the Outstanding Employer Common Stock and the Outstanding Employer Voting Securities, as the case may be, (ii) no Person (excluding the Employer, any employee benefit plan (or related trust) of the Employer or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 33% or more of the Outstanding Employer Common Stock or the Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were the Incumbent Directors at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

     (d) Consummation of the following events approved by the stockholders of the Employer (i) a complete liquidation or dissolution of the Employer or (ii) the sale or other disposition of all or substantially all the assets of the Employer, other than to a corporation with respect to which immediately following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all the individuals and entities who were the beneficial owners, respectively, of the Outstanding Employer Common Stock and the Outstanding Employer Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Employer Common Stock and the Outstanding Employer Voting Securities, as the case may be, (B) no Person (excluding the Employer, any employee benefit plan (or related trust) of the Employer or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 33% or more of the Outstanding Employer Common Stock or the Outstanding Employer Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were approved by a majority of the Incumbent Directors at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Employer.

     Notwithstanding the foregoing, there shall not be a Change of Control if, in advance of such event, the Employee agrees in writing that such event shall not constitute a Change of Control.

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